Exhibit 99.1

GRANTED	EFiled: Mar 18 2016 11:06AM EDT Transaction ID 58739304 Case No. 9178-CB

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

CAMBRIDGE RETIREMENT SYSTEM,	)
derivatively on behalf of Unilife Corporation,	)
)
Plaintiff,	)
v.	)
)
SLAVKO JAMES JOSEPH BOSNJAK,	)
JEFF CARTER, JOHN LUND, WILLIAM	)	C.A. No. 9178-CB
GALLE, MARY KATHERINE WOLD,	)
MARC FIRESTONE, and ALAN SHORTALL,	)
)
)
Defendants,	)
)
and	)
)
UNILIFE CORPORATION,	)
)
Nominal Defendant.	)

STIPULATION AND [PROPOSED] ORDER

REGARDING NOTICE OF DISMISSAL

WHEREAS, on December 20, 2013, Plaintiff Cambridge Retirement System (“Plaintiff”), instituted this action (the “Action”) by filing a Verified Derivative Complaint (the “Initial Complaint”) for itself and derivatively on behalf of nominal defendant Unilife Corporation (“Unilife” or the “Company”), and against defendants Slavko James, Joseph Bosnjak, Jeff Carter, John Lund, William Galle, Mary Katherine Wold, Marc Firestone, and Alan Shortall (collectively the “Individual Defendants” and together with Unilife, the “Defendants”);

WHEREAS, the Initial Complaint asserted derivative claims against the Individual Defendants for breach of fiduciary duty and corporate waste and alleged that the Individual Defendants caused the Company to pay its non-employee directors excessive compensation for fiscal years 2010 through 2013;

WHEREAS, on January 28, 2014, Defendants moved to dismiss the Initial Complaint and filed their opening brief on February 28, 2014;

WHEREAS, on March 31, 2014, Plaintiff filed an answering brief in opposition to the motion to dismiss;

WHEREAS, on April 15, 2014, Defendants filed a reply brief in further support of their motions to dismiss;

WHEREAS, on June 9, 2014, the Court held oral argument on Defendants’ motion to dismiss;

WHEREAS, on June 26, 2014, the Court issued a Memorandum Opinion (i) granting the Defendants’ motion to dismiss the corporate waste claim, (ii) granting the motion as to the breach of fiduciary duty claims relating to equity awards issued to the Company’s non-employee directors, and (ii) denying the motion as to the breach of fiduciary duty claims related to the cash compensation paid to the Company’s non-employee directors;

WHEREAS, on July 8, 2014, Plaintiff served a First Request for Production of Documents Directed to All Defendants;

WHEREAS, on July 11, 2014, Defendants filed answers to the Initial Complaint;

WHEREAS, on September 5, 2014, Defendants served Responses and Objections to Plaintiff’s First Request for Production of Documents;

WHEREAS, on January 22, 2015, the Individual Defendants served their First Set of Interrogatories Directed to Plaintiff and their Request for Production of Documents Directed to Plaintiff;

WHEREAS, on January 29, 2015, Plaintiff, having obtained leave, filed a Verified Supplemental Derivative Complaint, which asserted substantially similar allegations as the Initial Complaint but included allegations relating to fiscal year 2014;

WHEREAS, on January 30, 2015, the Court entered a Stipulation and Order Governing the Production and Exchange of Confidential Information;

WHEREAS from February 2, 2015, through March 20, 2015, Defendants produced 4,563 pages of documents, which Plaintiff’s counsel reviewed;

WHEREAS, on April 24, 2015, Plaintiff filed its Objections and Responses to the Individual Defendants’ Request for Production and First Set of Interrogatories;

WHEREAS, the Individual Defendants have denied, and continue to deny, that any of them have committed or have threatened to commit any violation of law or breaches of duty to Plaintiff, the Company, or otherwise;

WHEREAS, Plaintiff and its counsel believe that the claims asserted in the Action were asserted in good faith;

WHEREAS, counsel for the parties have engaged in good faith, arms’-length negotiations with a view towards resolving the Action;

WHEREAS, the parties agree that all parties should be responsible for their own attorneys’ fees, costs and expenses in connection with the prosecution or defense of the Action;

WHEREAS, no compensation in any form has passed directly or indirectly from any of the Defendants to Plaintiff or Plaintiff’s attorneys and no promise to give any such compensation has been made;

WHEREAS, the parties will seek an Order from the Court dismissing Plaintiff’s claims, with prejudice to Plaintiff, and closing the Action;

IT IS HEREBY STIPULATED AND AGREED, subject to the approval of the Court, that:

1. Unilife shall, within 30 calendar days after the entry of this Stipulation and Order (the “Order”), file the Order with the Securities and Exchange Commission as an attachment to a Form 8-K. The filing of this Order on Form 8-K constitutes adequate notice for purposes of Court of Chancery Rule 23.1 (the “Notice”);

2. No later than three calendar days after the Notice is publicly filed in accordance with paragraph 1 above, Unilife shall file with the Court an affidavit that the Notice has been given (the “Affidavit”);

3. After the filing of the Affidavit, the parties shall file a Stipulation and [Proposed] Order of Dismissal providing for dismissal of the Action with prejudice as to Plaintiff only.

4. All parties shall be responsible for their own attorneys’ fees, costs, and expenses in connection with this Action.

Dated:

LABATON SUCHAROW LLP	PEPPER HAMILTON LLP

/s/ Ned Weinberger	/s/ M. Duncan Grant
Christine S. Azar (# 4170)	M. Duncan Grant (# 2994)
Ned Weinberger (# 5249)	James G. McMillan, III (# 3979)
300 Delaware Avenue, Suite 1340	Hercules Plaza, Suite 5100
Wilmington, DE 19801	1313 N. Market Street
(302) 573-2530	P.O. Box 1709
Wilmington, DE 19899-1709
Attorneys for Plaintiff	(302) 777-6500

Attorneys for Defendants Slavko James
Joseph Bosnjak, Jeff Carter, John Lund,
William Galle, Mary Katherine Wold,
Marc Firestone, and Alan Shortall

POTTER ANDERSON & CORROON LLP

/s/ Timothy R. Dudderar
Myron T. Steele (# 000002)
Timothy R. Dudderar (# 3890)
Jaclyn C. Levy (# 5631)
1313 N. Market Street
P.O. Box 951
Wilmington, DE 19899-0951
(302) 984-6000

Attorneys for Nominal Defendant Unilife
Corporation

IT IS SO ORDERED this      day of             , 2016

Chancellor Bouchard

This document constitutes a ruling of the court and should be treated as such.

Court:	DE Court of Chancery Civil Action

Judge:	Andre G Bouchard

File & Serve
Transaction ID:	58738807

Current Date:	Mar 18, 2016

Case Number:	9178-CB

Case Name:	CONF ORD ON DISC Cambridge Retirement System vs Slavko James Joseph Bosnjak et al

Court Authorizer:	Bouchard, Andre G

/s/ Judge Bouchard, Andre G